                                                                    Exhibit 99.2


                                     LOGO

                         NOTICE OF GUARANTEED DELIVERY
                                      OF
      FIXED RATE NONCUMULATIVE PERPETUAL SENIOR PREFERRED STOCK, SERIES B
                                IN EXCHANGE FOR
      FIXED RATE NONCUMULATIVE PERPETUAL SENIOR PREFERRED STOCK, SERIES C
                                      OF
                            HELLER FINANCIAL, INC.


 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON     ,
 1997, UNLESS EXTENDED (IN ANY CASE, THE "EXPIRATION DATE"). FIXED RATE NONCUMULATIVE PERPETUAL SENIOR PREFERRED STOCK, SERIES B ("ORIGINAL PREFERRED STOCK"), TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.


  This form or one substantially equivalent hereto must be used by a holder of Original Preferred Stock to accept the offer (the "Exchange Offer") of Heller Financial, Inc., a Delaware corporation (the "Company"), to exchange its Fixed Rate Noncumulative Perpetual Senior Preferred Stock, Series C, for an equal number of shares of its issued and outstanding Original Preferred Stock, pursuant to the guaranteed delivery procedures described under the caption "The Exchange Offer--Guaranteed Delivery Procedures" of the Prospectus, dated
   , 1997 (as the same may be amended from time to time, the "Prospectus") and Instruction 2 to the related Letter of Transmittal (the "Letter of Transmittal"), if (i) certificates representing Original Preferred Stock to be exchanged are not immediately available, (ii) the procedure for book-entry transfer cannot be completed in a timely manner or (iii) the Original Preferred Stock to be tendered for exchange, the Letter of Transmittal or any other required documents cannot be delivered to BankBoston, N.A. (the "Exchange Agent") prior to the Expiration Date (as defined below). Any holder who wishes to tender Original Preferred Stock pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

                 The Exchange Agent for the Exchange Offer is:
                               BankBoston, N.A.

            By Hand/Overnight Courier/Registered or Certified Mail:
                               BankBoston, N.A.
                           c/o Boston EquiServe L.P.
                        Attn: Corporate Reorganization
                               150 Royall Street
                          Canton, Massachusetts 02021

                                 By Facsimile:
                                 (617)575-2233

                             Confirm by Telephone:
                                (617) 575-3400

  DELIVERY, OR TRANSMISSION VIA FACSIMILE, OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

  THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE BOX MARKED "GUARANTEE OF SIGNATURES" ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

  The undersigned hereby tender(s) for exchange to the Company, upon the terms and subject to the conditions set forth in the Prospectus and related Letter of Transmittal, receipt of which is hereby acknowledged, the number of shares of Original Preferred Stock set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures" and Instruction 2 to the Letter of Transmittal.

  The undersigned understands and acknowledges that the Exchange offer will
expire at 5:00 p.m., New York City time, on      , 1997, unless extended by
the Company. With respect to the Exchange Offer, "Expiration Date" means such time and date or, if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Company.

  All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

  The undersigned hereby tenders the Original Preferred Stock listed below:

  CERTIFICATE
   NUMBER(S)
  (IF KNOWN)
  OF ORIGINAL
   PREFERRED    AGGREGATE NUMBER OF  AGGREGATE NUMBER
     STOCK      SHARES REPRESENTED  OF SHARES TENDERED
------------------------------------------------------
------------------------------------------------------
------------------------------------------------------


   This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Original Preferred Stock, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery.

-------------------------------------------------------------------------------

                           PLEASE SIGN AND COMPLETE

 Signatures of Registered                Date:                , 1997
 Holder(s): _________________________    Address: ___________________________
 ------------------------------------    ------------------------------------
 ------------------------------------             (Include Zip Code)


                                         Area Code and Telephone No.: _______
 Name(s) of Registered Holder(s): ___

 ------------------------------------    Taxpayer Identification Number or
 ------------------------------------    Social Security Number: ____________


 Name and capacity, if signing in a
 fiduciary or representative
 capacity: __________________________

                             GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Original Preferred Stock tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Original Preferred Stock into the Exchange Agent's account at DTC as described in the Prospectus under the caption "The Exchange Offer
 --Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, within three New York Stock Exchange trading day following the Expiration Date.

 Name of Firm: ______________________    ____________________________________

                                                 Authorized Signature

 Address: ___________________________

                                         Name: ______________________________
 ____________________________________

          (Include Zip Code)             Title: _____________________________

                                                (Please type or print)
 Area Code and Telephone Number:

 ____________________________________    Date: ________________________, 1997


DO NOT SEND ORIGINAL PREFERRED STOCK WITH THIS FORM. ACTUAL SURRENDER OF ORIGINAL PREFERRED STOCK MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

  1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent shall be at the election and sole risk of the holder, and the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

  2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Original Preferred Stock referred to herein, the signature must correspond with the name(s) written on the face of the Original Preferred Stock, without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Original Preferred Stock, this Notice of Guaranteed Delivery must be accompanied by appropriate stock powers, signed as the name of the registered holder(s) appears on the Original Preferred Stock. If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

  3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or the Letter of Transmittal may be directed to the Exchange Agent at the address, facsimile number or telephone number specified on the cover page hereof.

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